Selected Statement of Operations Data - Reconciliation of Operating Income of Reportable Segments to Data Included in Statements of Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Operating income
Total operating income of reportable segments	$ 137,510	$ 116,945	$ 94,704
FINANCIAL EXPENSES - net	5,535	21,042	23,585
Income before taxes on income	$ 131,975	$ 95,903	$ 71,119